SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 12, 1999


                               ETHIKA CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Mississippi                                 64-0440887
          ------------------------------------------------------------
         (State or other jurisdiction                (I.R.S. Employer
          of incorporation or organization)           Identification No.)

                11249 W. 103rd Drive, Westminster, Colorado 80021
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               (Address of principal executive offices)(Zip Code)

                                 (303) 637-2351
                                -----------------
              (Registrant's telephone number, including area code)


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Item 5:  Other Information

         On July 6, 1999, the Registrant entered into and closed a settlement agreement on its previously disclosed Legal Proceedings of Jeffrey Allard, et al
v. Kidztime TV, Inc., et al in Colorado District Court, Jefferson County, Colorado. The settlement releases all of the plaintiffs claims against the Registrant and any potential claims against the Registrant's management. The terms of the offer were the payment of $100,000 and the issuance of 5,000,000 shares of restricted common stock. The legal proceedings are to be dismissed with prejudice.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ETHIKA CORPORATION
(Registrant)

/s/ Dennis Brovarone
--------------------
Dennis Brovarone, President
Date: July 12, 1999